UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2024

 Vista Outdoor Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36597		47-1016855
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

900 Ehlen Drive	Anoka	MN	55303
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code:  (763) 433-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	VSTO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Capitalized terms used herein, but not otherwise defined, shall have the meanings ascribed to such terms in the Merger Agreement (as defined below).

Introductory Note.

As previously announced, on October 15, 2023, Vista Outdoor Inc. (“Vista Outdoor” or “the Company”) entered into an Agreement and Plan of Merger (as amended, restated, supplemented or otherwise modified from time to time, the “Merger Agreement”) with Revelyst, Inc. (“Revelyst”), CSG Elevate II Inc. (“Merger Sub Parent”), CSG Elevate III Inc., a wholly owned subsidiary of Merger Sub Parent (“Merger Sub”), and, solely for the purposes of specific provisions therein, CZECHOSLOVAK GROUP a.s. (“CSG”), providing for, on the terms and conditions set forth therein and in accordance with the Delaware General Corporation Law, the merger of Merger Sub with and into the Company with the Company surviving the merger as a wholly owned subsidiary of Merger Sub Parent (the “Merger” and, together with the Separation (as defined below) and the other transactions contemplated by the Merger Agreement, the Separation Agreement (as defined below) and the related transaction documents, the “Transaction”).

Simultaneously with the signing of the Merger Agreement, Vista Outdoor and Revelyst entered into a separation agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Separation Agreement”) providing for, among other things, the separation of the businesses and operations of the Revelyst Outdoor Performance, the Revelyst Adventure Sports and the Revelyst Precision Sports Technology reportable segments of Vista Outdoor (formerly comprising the Outdoor Products reportable segment of Vista Outdoor) (the “Revelyst Business”) from the other businesses and operations of Vista Outdoor (the “Sporting Products Business”) and the transfer of the Revelyst Business to Revelyst (the “Separation”).

On November 27, 2024 (the “Closing Date”), the Separation and the Merger were consummated. Revelyst, now holding only the Revelyst Business, is an independent, publicly traded company (NYSE: GEAR) and Vista Outdoor, holding only the Sporting Products Business, is a wholly owned subsidiary of CSG.

Item 1.01 Entry Into Material Definitive Agreement

On the Closing Date, Revelyst and Vista Outdoor entered into the Transition Services Agreement, pursuant to which Vista Outdoor will provide to Revelyst, and Revelyst will provide to Vista Outdoor, specified services for a limited time to help ensure an orderly transition following the Closing. The services to be provided will include certain sales, information technology, e-commerce, finance, accounting, tax, human resources, legal and other general, administrative and operational functions. The Transition Services Agreement also specifies the calculation of the costs for the services to be provided by Vista Outdoor or Revelyst, as applicable.

Each of Revelyst and Vista Outdoor, each in the capacity of service recipient, will agree to indemnify the other party (in its capacity as service provider) and the other party’s former and current directors, officers and employees, and each of the heirs, executors, successors and assigns of any of them, from any liabilities to the extent arising out of the service provider’s provision of the services unless such damages are the result of the service provider’s breach of the Transition Services Agreement, violation of law, gross negligence or willful misconduct in providing services.

For further details regarding the Transition Services Agreement, see the description set forth in the section entitled “Additional Transaction Agreements” in the Registration Statement on Form S-4, as amended (File No. 333-276525) prepared in connection with the Transaction and filed by Revelyst with the Securities and Exchange Commission that was declared effective on October 18, 2024 (the “Registration Statement”). The foregoing description of the Transition Services Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Transition Services Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

Termination of Credit Agreement

On the Closing Date, in connection with the consummation of the Merger as described above, Vista Outdoor terminated and repaid in full all outstanding obligations due under the Existing ABL Credit Agreement.

Redemption of Senior Notes

In connection with the consummation of the transactions contemplated by the Merger Agreement, on November 27, 2024, Vista Outdoor redeemed all of Vista Outdoor’s 4.500% Senior Notes due 2029 (the “Senior Notes”) issued pursuant to that certain Indenture, dated as of March 3, 2021 (the “Base Indenture”) as supplemented by a First Supplemental Indenture dated as of March 3, 2021 (the “First Supplemental Indenture” and, together with the Base Indenture, as further amended and supplemented from time to time, the “Indenture”), among Vista Outdoor, the other guarantors party thereto and The Bank of New York Mellon Trust Company, N.A, as trustee. In accordance with the Indenture, Vista Outdoor redeemed $500 million aggregate principal amount of the Senior Notes at a redemption price equal to 102.250% of the principal amount of the Senior Notes redeemed plus accrued and unpaid interest thereon through but not including July 26, 2024.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On the Closing Date, pursuant to and in accordance with the Merger Agreement, Merger Sub merged with and into Vista Outdoor, with Vista Outdoor surviving the merger as a subsidiary of Merger Sub Parent. At the effective time of the Merger (the “Effective Time”), each share of Vista Outdoor Common Stock issued and outstanding immediately prior to the Effective Time (other than (i) any such shares of Vista Outdoor Common Stock held by Vista Outdoor, its subsidiaries or Merger Sub Parent and (ii) any Appraisal Shares (as defined in the Merger Agreement)) was converted into the right to receive (a) one fully paid and non-assessable share of common stock, par value $0.01 per share, of Revelyst and (b) $25.75 in cash, in each case, per share of Vista Outdoor Common Stock.

In addition, at the Effective Time, each Company equity award that was outstanding as of the Effective Time and was held by (i) an employee of the Company other than a Revelyst employee or (ii) a non-employee director of the Company who did not become a non-employee director of Revelyst immediately following the Effective Time, was treated as follows: (1) each restricted stock unit that was subject solely to time-based vesting conditions (a “Company RSU”) (other than a Company Rollover RSU (as defined below)) vested and was cancelled in exchange for a lump sum cash payment equal to the product of (A) the number of shares of Vista Outdoor Common Stock underlying such Company RSU immediately prior to the Effective Time and (B) the Company’s pre-Closing stock price; (2) each performance stock unit (a “Company PSU”) was cancelled in exchange for a cash payment equal to the product of (A) the number of shares of Vista Outdoor Common Stock underlying such Company PSU immediately prior to the Effective Time (assuming achievement of the applicable performance goals at specified levels) and (B) the Company’s pre-Closing stock price; (3) each option to purchase Vista Outdoor Common Stock (a “Company Option”) was cancelled in exchange for a lump sum cash payment equal to the product of (A) the number of shares of Vista Outdoor Common Stock for which such Company Option had not been exercised and (B) the excess, if any, of the Company’s pre-Closing stock price over the exercise price per share of such Company Option; and (4) each deferred stock unit (a “Company DSU”), whether vested or unvested, was cancelled in exchange for a lump sum cash payment equal to the product of (A) the number of shares of Vista Outdoor Common Stock underlying such Company DSU immediately prior to the Effective Time and (B) the Company’s pre-Closing stock price. At the Effective Time, each Company Rollover RSU held by an employee of the Company other than a Revelyst employee was cancelled and converted into a restricted cash award based on the Company’s pre-Closing stock price, subject to the same terms and conditions as the corresponding Company Rollover RSU, including vesting terms. For these purposes, “Company Rollover RSU” means a Company RSU that was designated to be converted into a restricted cash award to the extent necessary to avoid adverse tax consequences to the applicable employee and the Company under Sections 280G and 4999 of the U.S. Internal Revenue Code of 1986, as amended.

Immediately prior to the Effective Time, each Company equity award that was outstanding as of immediately prior to the Effective Time and was held by (i) a Revelyst employee or (ii) a non-employee director of the Company who became a non-employee director of Revelyst immediately following the Effective Time, was treated as provided for in the Employee Matters Agreement (as amended from time to time) entered into by Vista Outdoor and Revelyst on October 15, 2023.

The foregoing description of the Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement. Copies of the Merger Agreement and the first, second, third, fourth, fifth and sixth amendments to the Merger Agreement were each filed as Exhibit 2.1 to the Current Reports on Form 8-K by Vista Outdoor with the SEC on October 16, 2023, May 28, 2024, June 24, 2024, July 8, 2024, July 22, 2024, September 13, 2024 and October 7, 2024 respectively, and are incorporated herein by reference.

The information set forth in the Introductory Note of this report is incorporated by reference in this Item 2.01.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, Vista Outdoor requested that The New York Stock Exchange (“NYSE”) suspend trading of Vista Outdoor Common Stock and file with the SEC an application on Form 25 to delist and deregister Vista Outdoor Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The delisting of Vista Outdoor Common Stock from NYSE will be effective 10 days after the filing of the Form 25. Following the effectiveness of such Form 25, Vista Outdoor intends to file with the SEC a certification on Form 15 requesting the that Vista Outdoor’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

The information set forth in the Introductory Note and Item 2.01 of this report is incorporated by reference in this Item 3.01.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 2.01, Item 3.01, Item 5.01 and Item 5.03 of this report is incorporated by reference in this Item 3.03.

Item 5.01 Changes in Control of Registrant.

As a result of the consummation of the Merger, a change of control of Vista Outdoor occurred on the Closing Date and Vista Outdoor became a wholly owned subsidiary of CSG.

The information set forth in the Introductory Note, Item 2.01 and Item 5.02 of this report is incorporated by reference in this Item 5.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement, each of the directors and officers of Vista Outdoor resigned as directors and officers of Vista Outdoor and at the Effective Time, Mr. Michael Callahan, Mr. Jason Vanderbrink, Mr. David Štěpán, Mr. David Blenker and Mr. Thomas Feddo, each being the directors of Merger Sub immediately prior to the Effective Time, became directors of Vista Outdoor as the Surviving Corporation, and Mr. Jason Vanderbrink, Mr. Jeffrey Ehrich, Mr. Allan Kerfeld, Mr. Mark Kowalski, Mr. Robert Berthiaume and Mr. Steven Rodgers, each being the officers of Merger Sub immediately prior to the Effective Time, became officers of Vista Outdoor as the Surviving Corporation.

The information set forth in the Introductory Note and Item 2.01 of this report is incorporated by reference in this Item 5.02.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On the Closing Date, in connection with the consummation of the Merger, the certificate of incorporation of Vista Outdoor was amended and restated in its entirety and the bylaws of Vista Outdoor were twice amended and restated in their entirety. A copy of the Amended and Restated Certificate of Incorporation of Vista Outdoor is filed herewith as Exhibit 3.1 and is incorporated herein by reference. Copies of the Amended and Restated Bylaws of Vista Outdoor are filed herewith as Exhibits 3.2 and 3.3 and are incorporated herein by reference.

The information set forth in the Introductory Note and Item 2.01 of this report is incorporated by reference in this Item 5.03.

Item 8.01 Other Events.

On November 27, 2024, Vista Outdoor issued a press release announcing the Closing. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

2.1
Agreement and Plan of Merger, dated as of October 15, 2024, as amended on May 27, 2024, June 23, 2024, July 7, 2024, July 21, 2024, September 12, 2024 and October 4, 2024, by and among Vista Outdoor, Revelyst, Merger Sub Parent, Merger Sub and CSG (incorporated by reference to Exhibit 2.1 to Vista Outdoor Inc.’s Current Report on Form 8-K filed on October 16, 2023)

2.2
First Amendment to Agreement and Plan of Merger, dated May 27, 2024, by and among Vista Outdoor, Revelyst, Merger Sub Parent, Merger Sub and CSG (incorporated by reference to Exhibit 2.1 to Vista Outdoor Inc.’s Current Report on Form 8-K filed on May 28, 2024)

2.3
Second Amendment to Agreement and Plan of Merger, dated June 23, 2024, by and among Vista Outdoor, Revelyst, Merger Sub Parent, Merger Sub and CSG (incorporated by reference to Exhibit 2.1 to Vista Outdoor Inc.’s Current Report on Form 8-K filed on June 24, 2024)

2.4
Third Amendment to Agreement and Plan of Merger, dated July 7, 2024, by and among Vista Outdoor, Revelyst, Merger Sub Parent, Merger Sub and CSG (incorporated by reference to Exhibit 2.1 to Vista Outdoor Inc.’s Current Report on Form 8-K filed on July 8, 2024)

2.5
Fourth Amendment to Agreement and Plan of Merger, dated July 21, 2024, by and among Vista Outdoor, Revelyst, Merger Sub Parent, Merger Sub and CSG (incorporated by reference to Exhibit 2.1 to Vista Outdoor Inc.’s Current Report on Form 8-K filed on July 22, 2024)

2.6
Fifth Amendment to Agreement and Plan of Merger, dated September 12, 2024, by and among Vista Outdoor, Revelyst, Merger Sub Parent, Merger Sub and CSG (incorporated by reference to Exhibit 2.1 to Vista Outdoor Inc.’s Current Report on Form 8-K filed on September 13, 2024)

2.7
Sixth Amendment to Agreement and Plan of Merger, dated October 4, 2024, by and among Vista Outdoor, Revelyst, Merger Sub Parent, Merger Sub and CSG (incorporated by reference to Exhibit 2.1 to Vista Outdoor Inc.’s Current Report on Form 8-K filed on October 7, 2024)

2.8
Amended and Restated Separation Agreement, dated as of October 4, 2024, by and between Vista Outdoor Inc. and Revelyst, Inc. (incorporated by reference to Exhibit 2.3 to Vista Outdoor Inc.’s Current Report on Form 8-K filed on October 7, 2024)

3.1	Second Amended and Restated Certificate of Incorporation of Vista Outdoor Inc., effective as of November 27, 2024
3.2	Second Amended and Restated Bylaws of Vista Outdoor Inc., as amended on November 27, 2024
3.3	Third Amended and Restated Bylaws of Vista Outdoor Inc., as amended on November 27, 2024
10.1	Transition Services Agreement dated as of November 27, 2024 by and between Vista Outdoor Inc. and Revelyst, Inc.*
99.1	Press Release, dated November 27, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules have been omitted pursuant to Item 601(b)(10) of Regulation S-K. The registrant agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTA OUTDOOR INC.

Date: November 27, 2024	By:	/s/ Jeffrey Ehrich
Name: Jeffrey Ehrich Title: General Counsel & Corporate Secretary